SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported) February 6, 2001




                              QUALITY STORES, INC.
               (Exact name of registrant as specified in charter)




   Delaware                        0-24902                  42-1425562
   (State or other             (Commission file             (IRS employer
   jurisdiction of                 number)                  identification no.)
   incorporation)




455 E. Ellis Road, Muskegon, MI                                    49443
(Address of principal executive offices)                         (Zip code)




Registrant's telephone number, including area code: (616) 798-8787




                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

Quality Stores, Inc. (Quality) has completed an amendment to its long-term credit agreement with its bank group. The agreement, finalized February 6, 2001, increased the company's liquidity by $44 million through an equity infusion of $15 million and increased revolving credit availability.

The amendment allowed Quality the ability to get back in stock for the immediately upcoming peak Spring 2001 selling season, which is the "Christmas" of the farm store retail sector.

The agreement allows total credit availability of $160 million through a combination of borrowings up to $150 million and letters of credit. Letters of credit may go up to $15 million, but the total of outstanding letters of credit and revolver borrowings is still limited to $160 million.

The amended agreement requires a cleandown to $130 million for 30 consecutive days during the period from July 1, 2001, to September 30, 2001. Thereafter, no specific cleandowns will be required for the remaining period of the agreement, which extends through April 30, 2006. The agreement will continue to govern the revolver balance through the ratio of senior debt to inventory.

Quality's plans make 2001 a rebuilding year to perfect the operating model for future growth, after a difficult year of merger digestion and management changes.

As part of the 2001 operating plan, Quality will return to the more traditional accounts payable dating that had existed in 1999. In 2000, an ill-advised "trade-dating-for-discounts" strategy adopted by prior management, coupled with a Spring 2000 overbuy, put substantial pressure on liquidity. Many of the company's suppliers have already adopted longer terms for 2001 while reducing or eliminating discounts.

The financial covenants in the agreement governing debt to inventory and debt to EBITDA ratios were amended to fit to the company's plans, recognizing that some allowance should be made for short-term slippage to plan.

The covenants allow Quality the time needed to "monetize" the Spring 2000 overbuy during the upcoming Spring 2001 peak selling season.

Some of the significant covenant changes effected by the amendment are as follows:

EBITDA:
Period                                                   Former requirement        New requirement
------                                                   ------------------        ---------------
Fiscal year ending 2001                                  $83 million               Eliminated
Fiscal year ending 2002                                  $97 million               $71 million
Fiscal year ending 2003                                  $100 million              $85 million
Fiscal year ending 2004                                  $104 million              $101 million

Fixed Charge Coverage:
Period                                Former requirement                  New requirement
------                                ------------------                  ---------------
4/30/01                               .87                                 Eliminated
7/31/01                               1.03                                1.00
10/31/01                              1.05                                1.00
1/31/02                               1.05                                1.00

Revolver cleandown:
Period                                Former requirement                  New requirement
------                                ------------------                  ---------------
Summer 2001                           To $115 million                     To $130 million
Winter 2001                           To $95 million                      Eliminated
Summer 2002                           To $105 million                     Eliminated
Winter 2002                           To $85 million                      Eliminated


                                      -2-

Debt to inventory:    (may not be in violation for 2 successive months)
Period                                Former requirement                  New requirement
------                                ------------------                  ---------------
2/28/01                               .90                                 .98
3/31/01                               .87                                 .92
4/30/01                               .86                                 .90
5/31/01                               .85                                 .91
6/30/01                               .83                                 .96
7/31/01                               .82                                 .96
8/31/01                               .84                                 .93

Interest coverage ratio:
Period                                Former requirement                  New requirement
------                                ------------------                  ---------------
4/30/01                               1.85                                Eliminated
7/31/01                               1.85                                1.65
10/31/01                              1.95                                1.65
1/31/02                               2.05                                1.70

Debt to EBITDA ratio:
From                                              To
4 quarters ended 4/30/01               5.15        Eliminated
4 quarters ended 7/31/01               5.00       2 quarters ended 7/31/01, annualized              5.85
4 quarters ended 10/31/01              4.60       3 quarters ended 10/31/01, annualized             5.90
4 quarters ended 1/31/02               4.20       4 quarters ended 1/31/02                          5.70

Capital Expenditures:
Period                                Former limitation                   New limitation
------                                -----------------                   --------------
Fiscal year ending in 2002            $17.5 million                       $5 million
Fiscal year ending in 2003            $20 million plus Positive           $5 million plus 2/3 of Positive
                                      EBITDA                              EBITDA

Under the agreement, Quality will restrict capital expenditures until the aforementioned earnings thresholds have been met.

The Company remains confident about its long-term success as a result of the recent amendments.

Quality Stores is the largest specialty retailer of farm and agriculture-related merchandise in the world, with 351 stores in 31 states and annual revenue of $1.1 billion.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

 (c) Exhibits.

     The following documents are filed as exhibits to this report:

     Exhibit No.           Description

     10.1                  Amendment No. 5 to the Second Amended and Restated Credit Agreement
     10.2                  Amendment No. 6 to the Second Amended and Restated Credit Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 22, 2001               QUALITY STORES, INC.



                                    By: /s/ Thomas J. Reinebach
                                         Thomas J. Reinebach
                                         Senior Vice-President, Finance and
                                            Chief Financial Officer